UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
 Amendment No. 1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

July 23, 2019
Date of Report (Date of earliest event reported)

PENNS WOODS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17077	23-2226454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

300 Market Street, P.O. Box 967, Williamsport, Pennsylvania	17703-0967
(Address of principal executive offices)	(Zip Code)

(570) 322-1111 Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $8.33 par value	PWOD	The Nasdaq Global Select Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02                                           Results of Operation and Financial Condition.

On July 23, 2019, Penns Woods Bancorp, Inc. (the “Company”) distributed a corrected press release announcing its earnings for the period ended June 30, 2019. The corrected press release corrects the prior version of the press release distributed on July 23, 2019. The consolidated (unaudited) statement of income included with the prior version of the press release incorrectly listed the dividends declared for each of the six month periods ended June 30, 2019 and June 30, 2018 as $0.47 per share instead of $0.94 per share.  The corrected press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1        Corrected press release, dated July 23, 2019, of Penns Woods Bancorp, Inc. announcing earnings for the period ended June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNS WOODS BANCORP, INC.

Dated:	July 23, 2019

		By:	/s/ Brian L. Knepp
Brian L. Knepp
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Corrected press release, dated July 23, 2019, of Penns Woods Bancorp, Inc. announcing earnings for the period ended June 30, 2019.